Exhibit 99.2

AOL Inc.

Trending Schedules

Key Metrics and Financial Information

(Unaudited)

(in millions, except for subscriber information amounts)	2012					2013					2014
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31	June 30
Subscriber Information: (1)
Domestic AOL subscribers (in thousands)	3,115	3,031	2,893	2,794	2,794	2,662	2,583	2,508	2,501	2,501	2,422	2,338
ARPU (2)	$17.88	$17.92	$18.47	$19.27	$18.39	$19.22	$20.03	$20.15	$20.01	$19.85	$19.41	$20.86
Domestic AOL subscriber monthly average churn (3)	2.0%	1.7%	1.8%	1.8%	1.8%	1.9%	1.4%	1.4%	1.3%	1.5%	1.5%	1.6%

Unique Visitors: (4)
Domestic average monthly multi-platform unique visitors to AOL Properties						135	144	156	171	152	170	171
Domestic average monthly desktop unique visitors to AOL Properties	108	112	111	113	111	112	116	115	120	116	114	108

Global advertising and other revenue:
AOL Properties Display	$130.3	$139.9	$135.4	$169.8	$575.4	$140.4	$146.2	$141.9	$181.7	$610.2	$136.0	$144.1
AOL Properties Search	89.6	86.5	91.8	103.6	371.5	98.1	93.7	95.0	101.7	388.5	97.6	98.9
Third Party Platform	110.2	111.4	112.8	137.2	471.6	120.7	121.3	149.1	223.6	614.7	186.9	194.3
Other	17.2	17.8	18.2	14.7	67.9	13.3	14.1	13.7	15.3	56.4	12.9	14.4

Total global advertising and other revenue	$347.3	$355.6	$358.2	$425.3	$1,486.4	$372.5	$375.3	$399.7	$522.3	$1,669.8	$433.4	$451.7

Advertising and other revenue net of traffic acquisition costs (TAC): (5)
Advertising and other revenue net of TAC - domestic	$232.3	$238.0	$234.5	$279.8	$984.6	$237.7	$241.9	$248.4	$307.7	$1,035.7	$246.8	$252.8
Advertising and other revenue net of TAC - global	266.5	273.2	268.6	321.2	1,129.5	274.9	279.0	285.7	350.8	1,190.4	282.9	292.9

Third Party Platform TAC (6)	$70.9	$73.1	$77.1	$85.6	$306.7	$77.0	$78.1	$93.8	$144.9	$393.8	$120.2	$123.0

Other information:
Adjusted operating income before depreciation and amortization (Adjusted OIBDA) (5)	$93.8	$94.6	$100.9	$123.3	$412.6	$105.3	$108.3	$119.8	$147.3	$480.7	$107.3	$121.5
Free Cash Flow (5)	(9.5)	136.8	71.5	46.3	245.1	9.8	57.3	64.6	60.4	192.1	(10.5)	87.5
Cash and equivalents	361.9	1,468.5	867.1	466.6	466.6	467.8	483.4	168.2	207.3	207.3	123.5	136.2
Cash Net of Debt (5)	254.0	1,360.1	756.9	360.7	360.7	363.6	378.0	73.2	95.6	95.6	(23.7)	(101.6)
Equity-based compensation expense	8.6	8.6	11.1	11.2	39.5	9.7	9.9	11.8	15.6	47.0	13.0	17.1

(1)	Domestic AOL subscribers include subscribers participating in introductory free-trial periods and subscribers that are paying no monthly fees or reduced monthly fees through member service and retention programs. Individuals who have only registered for our free offerings, including subscribers who have migrated from paid subscription plans, are not included in the AOL subscriber numbers presented above. Additionally, only those individuals whose subscription includes AOL-brand dial-up access service are included in the AOL subscriber numbers above.

(2)	ARPU represents domestic average monthly subscription revenue per AOL subscriber.

(3)	Churn represents the percentage of AOL subscribers that are either terminated or cancel our services, factoring in new and reactivated subscribers. Monthly average churn is calculated as the monthly average number of terminations plus cancellations divided by the initial AOL subscriber base plus any new registrations and reactivations for the applicable period.

(4)	We utilize unique visitor numbers to evaluate our performance, as unique visitor numbers provide an indication of our consumer reach. Although our consumer reach does not correlate directly to advertising revenue, we believe that our ability to broadly reach diverse demographic and geographic audiences is attractive to brand advertisers seeking to promote their brands to a variety of consumers without having to partner with multiple content providers. Multi-platform unique visitor metrics represent a measure of AOL Properties’ unduplicated audience across all digital platforms. Desktop unique visitors to AOL Properties represent the estimated number of individuals who visited any content of a website or application owned by AOL or for which the traffic has been assigned to AOL by the owner during the applicable measurement period. The source for our unique visitor information is a third party (comScore Media Metrix). The three months ended March 31, 2013 for the multi-platform unique visitor metric represents a monthly average for February and March as comScore began reporting the multi-platform metric in February 2013.

(5)	These trending schedules include the financial measures Advertising and other revenue net of TAC, Adjusted OIBDA, Free Cash Flow and Cash Net of Debt, none of which are financial measures under generally accepted accounting principles (GAAP). These measures may be different than similarly-titled non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. See “Reconciliation of Non-GAAP Financial Measures” for explanations of our non-GAAP financial measures and a reconciliation of these non-GAAP financial measures to the GAAP financial measures we consider most comparable.

(6)	Third Party Platform TAC represents the TAC expenses related to generation of Third Party Platform advertising revenue.

AOL Inc.

Trending Schedules

Financial Results

(Unaudited)

(in millions, except per share amounts)	2012					2013					2014
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31	June 30
Revenues:
Advertising and other	$347.3	$355.6	$358.2	$425.3	$1,486.4	$372.5	$375.3	$399.7	$522.3	$1,669.8	$433.4	$451.7
Subscription	182.1	175.5	173.5	174.2	705.3	165.8	166.0	161.6	156.7	650.1	149.9	155.1

Total revenues	529.4	531.1	531.7	599.5	2,191.7	538.3	541.3	561.3	679.0	2,319.9	583.3	606.8

Costs of revenues	384.6	396.2	382.3	424.1	1,587.2	393.1	399.9	418.6	494.6	1,706.2	457.5	457.4
General and administrative	96.2	107.8	97.2	112.0	413.2	82.8	76.6	78.2	84.4	322.0	75.3	79.5
Amortization of intangible assets	9.8	9.8	9.0	9.6	38.2	9.5	9.1	11.1	15.4	45.1	15.2	16.5
Restructuring costs	7.4	(0.1)	0.4	2.4	10.1	4.8	4.3	19.0	13.2	41.3	11.6	2.9
Goodwill impairment charge	—	—	—	—	—	—	—	17.5	—	17.5	—	—
Income from licensing of intellectual property	—	(96.0)	—	—	(96.0)	—	—	—	—	—	—	—
(Gain) loss on disposal of assets, net	—	(945.8)	(0.3)	(16.8)	(962.9)	(1.8)	(0.5)	0.2	(0.4)	(2.5)	(0.5)	(3.5)

	498.0	(528.1)	488.6	531.3	989.8	488.4	489.4	544.6	607.2	2,129.6	559.1	552.8

Operating income	31.4	1,059.2	43.1	68.2	1,201.9	49.9	51.9	16.7	71.8	190.3	24.2	54.0

Other income (loss), net	8.4	(1.1)	2.0	(1.1)	8.2	(2.8)	(0.7)	(2.1)	(1.0)	(6.6)	0.5	(1.8)
Income tax provision	18.8	87.5	24.4	31.7	162.4	21.5	23.2	13.1	35.3	93.1	16.0	24.8

Net income	21.0	970.6	20.7	35.4	1,047.7	25.6	28.0	1.5	35.5	90.6	8.7	27.4

Net (income) loss attributable to noncontrolling interests	0.1	0.2	0.1	0.3	0.7	0.3	0.5	0.5	0.5	1.8	0.6	0.8

Net income attributable to AOL Inc.	$21.1	$970.8	$20.8	$35.7	$1,048.4	$25.9	$28.5	$2.0	$36.0	$92.4	$9.3	$28.2

Per share information attributable to AOL Inc. common stockholders:
Basic net income per common share	$0.22	$10.37	$0.22	$0.43	$11.51	$0.34	$0.37	$0.03	$0.46	$1.19	$0.12	$0.35
Shares used in computing basic income per common share	94.4	93.6	92.6	83.7	91.1	76.9	77.2	77.3	78.9	77.6	79.6	79.6
Diluted net income per common share	$0.22	$10.17	$0.22	$0.41	$11.21	$0.32	$0.35	$0.02	$0.43	$1.13	$0.11	$0.34
Shares used in computing diluted income per common share	95.0	95.5	96.0	88.1	93.5	81.1	81.5	81.2	83.5	82.0	84.1	83.3

AOL Inc.

Trending Schedules

Financial Results - Segment Information

(Unaudited)

(in millions)	2012					2013					2014
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31	June 30
Revenues:

Brand Group	$166.5	$173.5	$177.0	$213.2	$730.2	$189.6	$190.3	$192.5	$222.0	$794.4	$178.8	$185.7
Membership Group	235.0	227.8	221.0	230.8	914.6	211.5	213.8	204.5	209.3	839.1	196.3	203.8
AOL Platforms	148.8	153.4	158.4	183.5	644.1	160.9	160.4	188.7	275.0	785.0	230.8	247.1
Corporate and other	0.6	0.3	0.3	0.3	1.5	0.3	0.3	—	—	0.6	—	—
Intersegment eliminations	(21.5)	(23.9)	(25.0)	(28.3)	(98.7)	(24.0)	(23.5)	(24.4)	(27.3)	(99.2)	(22.6)	(29.8)

Total revenues	$529.4	$531.1	$531.7	$599.5	$2,191.7	$538.3	$541.3	$561.3	$679.0	$2,319.9	$583.3	$606.8

Adjusted OIBDA: (1)

Brand Group	$(16.8)	$(15.2)	$(9.6)	$8.8	$(32.8)	$(4.9)	$(1.4)	$10.9	$35.6	$40.2	$1.8	$13.1
Membership Group	159.5	158.3	156.4	158.7	632.9	146.4	151.6	149.8	145.9	593.7	138.0	143.4
AOL Platforms	0.9	(0.3)	0.3	6.4	7.3	(2.5)	(11.3)	(7.1)	5.9	(15.0)	(3.5)	(5.0)
Corporate and other	(49.8)	(48.2)	(46.2)	(50.6)	(194.8)	(33.7)	(30.6)	(33.8)	(40.1)	(138.2)	(29.0)	(30.0)

Total Adjusted OIBDA	$93.8	$94.6	$100.9	$123.3	$412.6	$105.3	$108.3	$119.8	$147.3	$480.7	$107.3	$121.5

(1)	This trending schedule includes the financial measure Adjusted OIBDA, which is a non-GAAP financial measure. This measure may be different than similarly-titled non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. See “Reconciliation of Non-GAAP Financial Measures” for an explanation of Adjusted OIBDA and a reconciliation to Operating Income on a consolidated basis.

AOL Inc.

Trending Schedules

Reconciliation of Non-GAAP Financial Measures (1)

(Unaudited)

(in millions)	2012					2013					2014
	Three months ended				Year ended	Three months ended				Year ended	Three months ended
	March 31	June 30	September 30	December 31	December 31	March 31	June 30	September 30	December 31	December 31	March 31	June 30
Adjusted OIBDA: (2)
Operating income	$31.4	$1,059.2	$43.1	$68.2	$1,201.9	$49.9	$51.9	$16.7	$71.8	$190.3	$24.2	$54.0
Add: Depreciation	36.1	35.2	34.3	33.1	138.7	33.1	32.3	32.0	31.5	128.9	33.4	33.7
Add: Amortization of intangible assets	9.8	9.8	9.0	9.6	38.2	9.5	9.1	11.1	15.4	45.1	15.2	16.5
Add: Restructuring costs	7.4	(0.1)	0.4	2.4	10.1	4.8	4.3	19.0	13.2	41.3	11.6	2.9
Add: Equity-based compensation	8.6	8.6	11.1	11.2	39.5	9.7	9.9	11.8	15.6	47.0	13.0	17.1
Add: Asset impairments and write-offs	0.9	1.9	0.2	3.1	6.1	0.1	1.3	29.0	0.2	30.6	10.4	0.8
Add: Losses/(gains) on disposal of assets, net	(0.4)	(946.0)	(0.2)	(17.6)	(964.2)	(1.8)	(0.5)	0.2	(0.4)	(2.5)	(0.5)	(3.5)
Add: Special items (3)	—	(74.0)	3.0	13.3	(57.7)	—	—	—	—	—	—	—

Adjusted OIBDA	$93.8	$94.6	$100.9	$123.3	$412.6	$105.3	$108.3	$119.8	$147.3	$480.7	$107.3	$121.5

Free Cash Flow: (4)

Cash provided by operating activities	$19.9	$167.2	$101.8	$76.7	$365.6	$40.6	$89.4	$98.9	$90.0	$318.9	$23.5	$125.9
Less: Capital expenditures and product development costs	15.0	16.7	17.3	15.9	64.9	16.6	16.4	19.7	13.0	65.7	16.9	19.4
Less: Principal payments on capital leases	14.4	13.7	13.0	14.5	55.6	14.2	15.7	14.6	16.6	61.1	17.1	19.0

Free Cash Flow	$(9.5)	$136.8	$71.5	$46.3	$245.1	$9.8	$57.3	$64.6	$60.4	$192.1	$(10.5)	$87.5

Cash Net of Debt: (5)

Cash and equivalents	$361.9	$1,468.5	$867.1	$466.6	$466.6	$467.8	$483.4	$168.2	$207.3	$207.3	$123.5	$136.2
Less: Current portion of obligations under capital leases and credit facility	44.1	45.8	49.4	49.6	49.6	52.0	54.6	52.3	55.5	55.5	84.6	160.3
Less: Long-term portion of obligations under capital leases	63.8	62.6	60.8	56.3	56.3	52.2	50.8	42.7	56.2	56.2	62.6	77.5

Cash Net of Debt	$254.0	$1,360.1	$756.9	$360.7	$360.7	$363.6	$378.0	$73.2	$95.6	$95.6	$(23.7)	$(101.6)

Advertising and other revenue net of TAC - domestic: (6)

Consolidated advertising and other revenue	$347.3	$355.6	$358.2	$425.3	$1,486.4	$372.5	$375.3	$399.7	$522.3	$1,669.8	$433.4	$451.7
Less: International advertising and other revenue	48.8	52.4	52.8	63.7	217.7	58.9	58.6	61.8	74.1	253.4	59.7	68.8
Less: Domestic TAC	66.2	65.2	70.9	81.8	284.1	75.9	74.8	89.5	140.5	380.7	126.9	130.1

Advertising and other revenue net of TAC - domestic	$232.3	$238.0	$234.5	$279.8	$984.6	$237.7	$241.9	$248.4	$307.7	$1,035.7	$246.8	$252.8

Advertising and other revenue net of TAC - global: (6)

Consolidated advertising and other revenue	$347.3	$355.6	$358.2	$425.3	$1,486.4	$372.5	$375.3	$399.7	$522.3	$1,669.8	$433.4	$451.7
Less: Total TAC	80.8	82.4	89.6	104.1	356.9	97.6	96.3	114.0	171.5	479.4	150.5	158.8

Advertising and other revenue net of TAC - global	$266.5	$273.2	$268.6	$321.2	$1,129.5	$274.9	$279.0	$285.7	$350.8	$1,190.4	$282.9	$292.9

(1)	These trending schedules include the financial measures Adjusted OIBDA, Free Cash Flow, Cash Net of Debt, and Advertising and other revenue net of TAC, all of which are non-GAAP financial measures. These measures may be different than similarly-titled non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Explanations of our non-GAAP financial measures are as follows:

(2)	We use Adjusted OIBDA as a supplemental measure of our performance. We define Adjusted OIBDA as operating income before depreciation and amortization excluding the impact of restructuring costs, non-cash equity-based compensation, gains and losses on all disposals of assets, non-cash asset impairments and write-offs and special items. We consider Adjusted OIBDA to be a useful metric for management and investors to evaluate and compare the ongoing operating performance of our business on a consistent basis across reporting periods, as it eliminates the effect of non-cash items such as depreciation of tangible assets, amortization of intangible assets that were primarily recognized in business combinations, asset impairments and write-offs, as well as the effect of restructurings, gains and losses on asset sales and special items, which we do not believe are indicative of our core operating performance. We exclude the impacts of equity-based compensation to allow us to be more closely aligned with the industry and analyst community.

A limitation of this measure, however, is that it does not reflect the periodic costs of capitalized tangible and intangible assets used in generating revenues in our business or the current or future expected cash expenditures for restructuring costs. The Adjusted OIBDA measure also does not include equity-based compensation, which is and will remain a key element of our overall long-term compensation package. Moreover, the Adjusted OIBDA measures do not reflect gains and losses on asset sales, impairment charges and write-offs related to goodwill, intangible assets and fixed assets or special items which impact our operating performance. We evaluate the investments in such tangible and intangible assets through other financial measures, such as capital expenditure budgets, investment spending levels and return on capital.

(3)	Special items were ($57.7) million for the year ended December 31, 2012, including $96.0 million of patent licensing income during the second quarter, costs related to the patent sale and return of the related proceeds to shareholders of $15.7 million (primarily incurred during the second and fourth quarters), costs related to the proxy contest of $8.9 million primarily in the second quarter, $7.6 million related to a tax settlement in the second quarter and acquisition-related costs of $5.1 million in the fourth quarter.

(4)	We define Free Cash Flow as cash provided by operating activities, less capital expenditures and product development costs and principal payments on capital leases. We consider Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after capital expenditures and product development costs and principal payments on capital leases, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. Analysis of Free Cash Flow also facilitates management’s comparisons of our operating results to competitors’ operating results. A limitation on the use of this metric is that Free Cash Flow does not represent the total increase or decrease in cash for the period because it excludes certain non-operating cash flows.

(5)	We define Cash Net of Debt as cash and equivalents less short- and long-term debt and other financing obligations. We consider Cash Net of Debt to be a liquidity measure that provides useful information to management and investors about our ability to repay debt should it come due immediately. A limitation on the use of this metric is that it does not factor in the other uses of cash or the ability to use other assets in the repayment of debt.

(6)	We use Advertising and other revenue net of TAC, among other measures, to evaluate the financial performance of our business. TAC consists of costs incurred through arrangements in which we acquire third-party online advertising inventory for resale and arrangements whereby partners direct traffic to AOL Properties. We believe that this definition enhances the comparability of our advertising and other revenues to the advertising revenues of certain of our competitors. However, comparable activity may be measured differently by other companies and our revenue sources and TAC may be different than those of our competitors. Therefore, our metrics involving TAC may not be directly comparable to those of our competitors.